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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (date of earliest event reported)        January 11, 2002
                                                --------------------------------


                              TALARIAN CORPORATION
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             (Exact name of registrant as specified in its charter)


          Delaware                    000-31011               33-0323810
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(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)           Identification No.)



                                333 Distel Circle
                           Los Altos, California 94022
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                    (Address of principal executive offices)
                                   (Zip Code)



Registrant's telephone number, including area code:          (650) 965-8050
                                                   -----------------------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)

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Item 5.   Other Events
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          On January 11, 2002, Talarian Corporation was served with a complaint naming Talarian and its current directors as defendants in a lawsuit filed in the Superior Court of the State of California, County of Santa Clara (Case No. CV804355). The named plaintiff in this suit is Robert Mathiason, and he seeks to act on behalf of a class of all holders of Talarian stock.

          The complaint alleges, among other things, that Talarian and its directors breached their fiduciary duties to Talarian's stockholders by approving a merger transaction with TIBCO Software Inc. and that the individual defendants engaged in self-dealing in connection with their approval of the transaction. The complaint seeks injunctive relief only, including enjoining consummation of the merger. The complaint does not seek an award of monetary damages, but does seek an award of attorneys' and experts' fees.

          Talarian believes these allegations are without merit, and intends to vigorously contest this action.

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 15, 2002

                                   TALARIAN CORPORATION

                                   By: /s/ Michael A. Morgan
                                      ------------------------------------------
                                      Michael A. Morgan
                                      Vice President, Finance and Administration
                                      and Chief Financial Officer
                                      (principal accounting officer)